UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported):
October 6, 2005
LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2140 Lake Park Blvd.
Richardson, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:
(972) 497-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
     On various dates between September 9, 2005 and October 6, 2005, holders of all of the 6 1/4% Convertible Subordinated Notes Due 2009 of Lennox International Inc. (the “Company”) converted the notes into an aggregate of 7,947,458 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), as described in the table below.

	Principal Amount	Shares of
Date of Conversion	of Notes Converted ($)	Common Stock Issued
September 9, 2005	$1,250,000	69,108
September 12, 2005	$7,453,000	412,050
September 13, 2005	$4,750,000	262,611
September 15, 2005	$11,000,000	608,153
September 19, 2005	$3,700,000	204,561
September 22, 2005	$10,000,000	552,868
September 23, 2005	$2,500,000	138,217
October 4, 2005	$2,455,000	135,729
October 5, 2005	$16,677,000	922,013
October 6, 2005	$83,965,000	4,642,148
Total:	$143,750,000	7,947,458
     As previously reported in the Company’s Current Report on Form 8-K dated September 7, 2005, the Company called for redemption all of the outstanding notes on October 7, 2005. As of September 7, 2005, there was $143.75 million aggregate principal amount of notes outstanding, which could be converted into the Company’s Common Stock at a rate of 55.2868 shares of Common Stock per $1,000 principal amount of notes at any time before the close of business on the business day prior to the redemption date. The notes were issued and the conversion was effected pursuant to the provisions of the Indenture, dated as of May 8, 2002, between the Company and The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York, as trustee.
     The shares of Common Stock were issued solely to existing security holders upon conversion of the notes pursuant to the exemption from registration provided under Section 3(a)(9) of the Securities Act of 1933, as amended. The Company did not pay or give, directly or indirectly, any commission or other remuneration for soliciting such conversion.
     The description of the notes and the indenture is set forth under the caption “Description of Notes” in the Company’s prospectus dated December 16, 2003 and filed with the Securities and Exchange Commission under Rule 424 of the Securities Act of 1933 on December 16, 2003, which description is incorporated herein by reference. The indenture and the form of note were filed as an exhibit to the Company’s Current Report on Form 8-K dated September 7, 2005. A copy of the Company’s press release dated October 10, 2005 is furnished as Exhibit 99.1 to this current report.

Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press release dated October 10, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: October 11, 2005	By:	/s/ Kenneth C. Fernandez
	Name:	Kenneth C. Fernandez
	Title:	Associate General Counsel

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press release dated October 10, 2005.